Exhibit 99.2


                              SETTLEMENT AGREEMENT

                  This Settlement Agreement dated May 1, 2000 by and among Schein Pharmaceutical, Inc., a Delaware corporation (the "Company"), Marvin H. Schein, individually and as trustee ("Marvin") of multiple trusts created by Mr. Schein ("Marvin's Trusts"), Irving H. Shafran, as trustee ("Irving") of multiple trusts created by and for the benefit of Pamela H. Schein ("Pamela's Trusts").

                  WHEREAS, Marvin and Irving, individually and in their capacity as trustees of Marvin's Trusts and Pamela's Trusts, respectively, commenced an action in the Court of Chancery of the State of Delaware in and for the County of New Castle on April 24, 2000 against Martin Sperber, Dariush Ashrafi, Paul Feuerman, Richard Goldberg, Harvey Rosenthal, Judith Hemberger and the Company seeking, inter alia, injunctive and other relief in civil action # 18010 (the "Action") and the parties have reached agreement for the settlement of the Action upon the terms and conditions set forth herein.

                  WHEREAS, the Board of Directors of the Company has adopted and, as of the signing hereof, not amended or revoked, the resolutions set forth in the Certificate of Resolutions of the Company annexed hereto as Exhibit A (the "Resolutions").

                  NOW, THEREFORE, the parties hereby agree as follows:

                  1. The Company agrees, to the extent permitted by law, that it shall not take any action of any kind, directly or indirectly, that conflicts, interferes or is inconsistent with any of the Resolutions, any provision of this Agreement or the full exercise by Marvin, Irving, Marvin's Trusts and Pamela's Trusts of any of the rights or benefits conferred upon them hereunder or under the Resolutions.

                  2. The Company shall take all steps necessary, promptly upon the request of any of the plaintiffs in the Action ("Plaintiffs"), to comply with the Delaware General Corporation Law and the proxy rules of the Securities and Exchange Commission in connection with any of the matters described in the Resolutions and this Agreement.

                  3. Marvin and Irving and each of their attorneys and advisors have been participating to a limited extent in the Company's exploration of strategic alternatives. The Company agrees that Marvin and Irving and each of their attorneys and advisors shall now hereby have the right fully to participate in the Company's exploration of strategic alternatives, including reviewing documents and attending meetings. Marvin and Irving acknowledge that certain of the information they will receive will be confidential and material, non-public information and they agree to, and will cause their attorneys and advisors to, keep such information confidential. Marvin and Irving agree to support the Company's exploration of strategic alternatives, without any obligation to support any specific transaction.

                  4. Subject to the Company's performance of its obligations hereunder and under the Resolutions, Marvin and Irving agree to attend, or to grant proxies to individuals who will attend, the Company's Annual Meeting of Stockholders to be held May 16, 2000 and will vote and cause such proxies to vote all shares of the Company's Common Stock beneficially owned by them solely in favor of adjourning such meeting on one or more occasions, as and to the extent set forth in the Resolutions.

                  5. Marvin and Irving each hereby designates and appoints Marvin Schein as their representative (the "Representative") to act on their behalf for all purposes pursuant to the provisions of this Agreement. Marvin and Irving may designate a successor Representative by delivering written notice identifying such successor Representative to the Company, which notice shall be signed by (i) the then current Representative or (ii) Marvin and Irving. The Company shall be entitled to rely on such designation and appointment of the Representative.

                  6.  Immediately  following  the execution and delivery of this
Agreement and the adoption of the Resolutions, counsel to the plaintiffs and defendants in the Action shall jointly report to the Vice Chancellor before whom the Action is pending that the parties have agreed to the settlement of the Action upon the terms set forth in this Agreement and in the Resolutions and shall describe to the Vice Chancellor the Resolutions and the terms of this Agreement. Such report shall be made before a court reporter who shall be requested not to transcribe the record of the proceedings before the Vice Chancellor unless and until requested to do so by the plaintiffs following any default by any non-plaintiff party hereto. Upon the conclusion of the proceedings before the Vice Chancellor, counsel to the plaintiffs and defendants shall execute, deliver and file with the Clerk of the Court a request for dismissal, with prejudice, of the Action. Marvin and Irving further agree not to assert, directly or indirectly, in any forum against the Company or any of the other defendants in the Action, any of the claims asserted in the Action.

                  7. The Company hereby agrees, promptly upon the request of any other party hereto, to do all such further acts and things and to execute, deliver, acknowledge and file all such further documents and instruments as may be reasonably necessary or desirable to effectuate the purposes and intent of this Agreement and the Resolutions.

                  8. This Agreement shall be specifically enforceable in the Court of Chancery of the State Delaware in and for the County of New Castle, and the parties hereto agree that any breach of this Agreement will cause irreparable injury to the non-breaching parties.

                  IN WITNESS WHEREOF, the parties have executed this Settlement Agreement as of the date set forth above.

                                       SCHEIN PHARMACEUTICAL, INC.

                                       By: /s/ Martin Sperber
                                          -----------------------------------
                                             Martin Sperber, Chairman and
                                             Chief Executive Officer

                                       /s/ Marvin H. Schein
                                       --------------------------------------
                                           Marvin H. Schein

                                       /s/ Irving H. Shafran
                                       --------------------------------------
                                       Irving H. Shafran (by Marvin H. Schein)

                  Each of the undersigned, by their signatures below, agrees that the changes in the composition of the Board of Directors as contemplated by the Resolutions will not by themselves, upon their occurrence, constitute a change in control under any employment agreement to which he is a party.

                                       /s/ Martin Sperber
                                       --------------------------------------
                                           Martin Sperber

                                       /s/ Dariush Ashrafi
                                       --------------------------------------
                                           Dariush Ashrafi

                                       /s/ Paul Feuerman
                                       --------------------------------------
                                           Paul Feuerman

                                    EXHIBIT A

                           CERTIFICATE OF RESOLUTIONS
                                       OF
                           SCHEIN PHARMACEUTICAL, INC.


                  The undersigned Secretary of Schein Pharmaceutical, Inc. (the "Company") hereby certifies that the following resolutions were duly adopted at a meeting of the Board of Directors of the Company held on May 1, 2000 at which a quorum was present and acting throughout:

                  RESOLVED, that the following resolutions shall become effective without further action of this Board of Directors upon the execution and delivery by all parties thereto of the Agreement (as hereinafter defined); AND IT WAS FURTHER

                  RESOLVED, that the first sentence of Article III, Section 1 of the By-Laws of the Company is hereby amended to read in its entirety as follows:

                  "Except as may otherwise be provided in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors."
AND IT WAS FURTHER

                  RESOLVED, that the number of directors is hereby fixed at nine, except as required pursuant to Section 1.1 of the General Shareholders Agreement dated September 30, 1994 (the "GSA"); AND IT WAS FURTHER

                  RESOLVED, that the following persons are hereby elected as directors to fill the two vacancies created by the increase in the number of directors, each to be in the class whose term expires at the annual meeting of stockholders held in the year set opposite his name:

                             Marvin H. Schein  -  2000
                             Irving Shafran    -  2002


                  AND IT WAS FURTHER

                  RESOLVED, that the annual meeting of stockholders currently scheduled for May 16, 2000 shall be commenced as scheduled and once commenced the meeting shall be adjourned to June 12, 2000, provided that if prior to June 12, 2000 a definitive agreement for the sale of the Company (whether by merger, tender offer or otherwise) is executed by all parties thereto and the beneficial owners of at least 40% of the Company's outstanding common stock have agreed in writing to support the transaction, the annual meeting shall be commenced as scheduled and once commenced the meeting shall be further adjourned to July 7, 2000, but not beyond such date without the written consent of such beneficial owners to the extent such consent requirement is permitted by law; AND IT WAS FURTHER

                  RESOLVED, that the record date for any such adjourned meeting shall remain unchanged from the close of business on March 20, 2000; AND IT WAS FURTHER

                  RESOLVED, that the following persons (or, if any of them is not available or fails to stand for election, substitute nominees reasonably acceptable to the Company designated by the beneficial owners of at least 40% of the Company's outstanding common stock) shall be the Company's nominees for election at such meeting and any adjournment thereof, each to be in the class whose term expires at the annual meeting of stockholders held in 2003, and the Company shall distribute proxy material prepared in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended, in connection with such meeting and any adjournment thereof identifying such individuals as the Company's nominees for director:

                                Marvin H. Schein
                                Leslie J. Levine
                                Robert D. Villency


                  AND IT WAS FURTHER

                  RESOLVED, that the New Shareholder shall have the right, notwithstanding Section 5.2A of the GSA, to discuss any matters whatsoever with the Continuing Shareholders referred to in the GSA; AND IT WAS FURTHER

                  RESOLVED, that the officers of the Company, and each of them acting individually, are hereby authorized to execute and deliver in the name and on behalf of the Company the agreement in the form annexed to the minutes of this meeting, with such changes therein as the officer or officers executing such agreement shall approve, the execution of such agreement by him or them to be conclusive evidence of such approval (the "Agreement"), and that the Agreement as so executed is hereby ratified and approved.

                  The undersigned Secretary of the Company hereby further certifies that the agreement annexed hereto is the Agreement referred to in the foregoing resolutions.



May 1, 2000                                          /s/ Paul Feuerman
-----------                                          ---------------------------
                                                       Paul Feuerman, Secretary